UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 23, 2015

Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive

Lake Forest, Illinois 60045

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (224) 212-2000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Visakhapatnam, India Facility

On June 23, 2015, Hospira Healthcare India Private Limited (“Hospira India”), a subsidiary of Hospira, Inc. (the “Company”), received official notification from the U.S. Food and Drug Administration (“FDA”) that the inspection of the Visakhapatnam, India facility (the “Vizag facility”) was deemed acceptable for the manufacture of finished dosage drugs.  As a result of this action, the Company may receive U.S. product approvals from this facility in the future.  As was previously reported, the FDA conducted a pre-approval inspection of the Vizag facility from February 16 to February 25, 2015, which resulted in the issuance of a Form 483 containing 14 observations.  Hospira responded to the Form 483 on March 18, 2015, and submitted additional support documentation on May 29, 2015.  The inspection was found to be acceptable following the FDA’s review of the Company’s responses and support documentation.

The Company has begun limited commercial production at the facility.

*	*	*	*

This Current Report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including projections of certain measures of Hospira’s results of operations; projections of certain charges, expenses, and cash flow; and other statements regarding Hospira’s goals, plans and strategy.  Hospira cautions that these forward-looking statements are subject to risks and uncertainties, including adequate and sustained progress on Hospira’s quality initiatives, continuous improvement activities, and device strategy that may cause actual results to differ materially from those indicated in the forward-looking statements.  Factors that may affect Hospira’s operations and may cause actual results to be materially different from expectations include the risks, uncertainties and factors discussed under the headings “Forward-Looking Statements,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K, and as updated by Hospira’s Reports on Form 10-Q, filed with the U.S. Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report.  Hospira undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments, other than as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Date: June 24, 2015	/s/ Royce Bedward
	By:	Royce Bedward
	Its:	Senior Vice President, General Counsel and Secretary